UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2021

KludeIn I Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39843	85-3187857
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1096 Keeler Avenue

Berkeley, CA 94708

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 246-9907

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	INKAU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	INKA	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share, subject to adjustment	INKAW	The Nasdaq Stock Market LLC

Indicate by check mark whether thegistrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements.

On November 9, 2021, KludeIn I Acquisition Corp. (the “Company”) filed its quarterly report on Form 10-Q for the quarterly period ended September 30, 2021 (the “Q3 Form 10-Q”), which included in Note 2, Revision of Previously Issued Financial Statements (“Note 2”), a discussion of a revision to a portion of the Company’s previously issued financial statements regarding the classification of its Class A common stock subject to redemption. The Company’s Class A common stock was issued as part of the units sold in the Company’s initial public offering (“IPO”), which was consummated on January 11, 2021. As described in Note 2, following its IPO, the Company classified a portion of the Class A common stock subject to redemption as permanent equity. As also described in Note 2, the Company’s management re-evaluated the classification of a portion of Class A common stock as permanent equity, and determined that all of the Company’s outstanding Class A common stock should have been treated as temporary equity. As a result, in the Q3 Form 10-Q, the Company revised the accounting treatment of its outstanding Class A common stock to classify all such shares as temporary equity. This revision resulted in an adjustment to the initial carrying value of the Class A common stock subject to possible redemption with the offset recorded to additional paid-in capital (to the extent available), accumulated deficit and Class A common stock.

Also in Note 2 of the Q3 Form 10-Q, in connection with the change in presentation for the Class A common stock subject to possible redemption, the Company revised its earnings per share calculation to allocate income and losses shared pro rata between its Class A common stock and its Class B common stock. This presentation differed from the previously presented method of determining earnings per share, which was similar to the two-class method.

The Company initially determined that the changes described above were not qualitatively material to the Company’s previously issued financial statements. However, upon further evaluation of its materiality determination, the Company determined the change in the classification of the Class A common stock subject to redemption is material quantitatively, and such quantitative determination could not be overcome by qualitative considerations. Subject to review by the audit committee of the Company’s Board of Directors (the “Audit Committee”), this re-evaluation would require the Company to instead restate its previously issued financial statements described below.

On November 29, 2021, the Audit Committee met and concluded, after discussion with the Company’s management, that the Company’s previously issued (i) audited balance sheet dated as of January 11, 2021, filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 15, 2021 (the “Audited Balance Sheet”), as revised in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021 filed with the SEC on May 24, 2021 (the “Q1 Form 10-Q”), (ii) unaudited interim financial statements included in the Q1 Form 10-Q, and (iii) unaudited interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021 (the “Q2 Form 10-Q”), filed with the SEC on August 13, 2021 (collectively, the periods between January 11, 2021 and June 30, 2021, the “Affected Periods”), should be restated and should no longer be relied upon.

Similarly, other communications with respect to the Company’s financial statements and related financial information covering the Affected Periods should no longer be relied upon.

The Audit Committee determined that it would be appropriate to restate its Audited Balance Sheet and its unaudited interim financial statements included in the Q1 Form 10-Q, Q2 Form 10-Q and Q3 Form 10-Q for the quarterly periods ended March 31, 2021, June 30, 2021 and September 30, 2021 as filed with the SEC on May 24, 2021, August 13, 2021 and November 9, 2021, respectively, reflecting the classification of all shares of Class A common stock subject to redemption as temporary equity, and for the change to its presentation of earnings per share for the applicable Affected Periods as soon as practicable. The Company will file an amendment to its previously filed Q3 Form 10-Q reflecting the restatement for all Affected Periods as soon as practicable.

The Company does not expect any of the above changes will have any impact on its cash position and cash held in the trust account established in connection with the IPO.

After re-evaluation, the Company’s management has also concluded that in light of the classification errors described above, a material weakness existed in the Company’s internal control over financial reporting during and since the Affected Periods related to the accounting for complex financial instruments, and that the Company’s disclosure controls and procedures were not effective as of March 31, 2021, June 30, 2021, or September 30, 2021. To address this material weakness, management has devoted, and plans to continue to devote, significant effort and resources to the remediation and improvement of the Company’s internal control over financial reporting. While the Company has processes to identify and appropriately apply applicable accounting requirements, the Company’s management plans to enhance these processes to better evaluate its research and understanding of the nuances of the complex accounting standards that apply to its financial statements. The Company plans to provide enhanced access to accounting literature, research materials and documents to its accounting personnel and third-party professionals with whom it consults regarding accounting matters, and to increase communication regarding accounting matters.

The Audit Committee and the Company have discussed the above matters with the Company’s independent registered public accounting firm, Marcum LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2021

KludeIn I Acquisition Corp.

By:	/s/ Narayan Ramachandran
	Name:	Narayan Ramachandran
	Title:	Chief Executive Officer

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